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                                                                   EXHIBIT 10.25

                              [HAYES LEMMERZ LOGO]



                       HAYES LEMMERZ INTERNATIONAL, INC.


                            LONG TERM INCENTIVE PLAN

                                    [GRAPHIC]

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                        HAYES LEMMERZ INTERNATIONAL, INC.
                            LONG TERM INCENTIVE PLAN

                  SECTION 1. PURPOSE OF PLAN.

                  The name of this plan is the Hayes Lemmerz International, Inc. Long Term Incentive Plan (the "Plan"). The Plan was adopted by the Board on July 23, 2003. The purpose of the Plan is to enhance stockholder value by linking long-term incentive compensation to the financial performance of the Company and to further align employees' financial rewards with the financial rewards realized by the Company and its shareholders. The Plan is also a vehicle to attract and retain key personnel. To accomplish the foregoing, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock and Restricted Stock Units.

                  SECTION 2. DEFINITIONS.

                  For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (b) "Award" means an award of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock or Restricted Stock Units under the Plan.

                  (c) "Award Agreement" means, with respect to each Award, the written agreement between the Company and a Participant setting forth the terms and conditions of an Award.

                  (d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  (e) "Board" means the board of directors of the Company.

                  (f) "Cause" means, unless otherwise provided in an Award Agreement or an employment agreement between the Participant and the Company or a Subsidiary, (1) the failure by a Participant to substantially perform his or her duties and obligations to the Company; (2) fraud or material dishonesty against the Company; or (3) the commission of any act constituting, the indictment or conviction of, or plea of guilty or nolo contendere for, a felony or a crime involving material dishonesty. Unless otherwise provided in an Award Agreement or employment agreement, determinations of the existence of Cause shall be made by the Committee in its sole discretion.

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                  (g) "Change in Capitalization" means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property (including cash) by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that in the determination of the Committee affects the capitalization of the Company.

                  (h) "Change of Control" means the first to occur of any one of the events set forth in the following paragraphs:

                  (1) if any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the total voting power of the voting stock of the Company, HLI Parent or HLI (for purposes of this clause (1), such person or group shall be deemed to beneficially own any Voting Stock of a corporation held by any other corporation (the "parent corporation") so long as such person or group beneficially owns, directly or indirectly, in the aggregate at least a majority of the total voting power of the Voting Stock of such parent corporation); provided, however, that if a person or group inadvertently acquires 50% of the total voting power of the voting stock of the Company, HLI Parent or HLI and such person or group disposes of sufficient stock within thirty days of such event so that it no longer owns 50% of such stock, no event shall be deemed to occur for purposes of this clause
         (1); or

                  (2) the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the Property of the Company, HLI Parent, HLI and their subsidiaries, considered as a whole (other than a disposition of such Property as an entirety or virtually as an entirety to a Wholly Owned Subsidiary), shall have occurred, or the Company, HLI Parent or HLI merges, consolidates or amalgamates with or into any other Person or any other Person merges, consolidates or amalgamates with or into the Company, HLI Parent or HLI in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company, HLI Parent or HLI is reclassified into or exchanged for cash, securities or other Property, other than any such transaction where:

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                           (a) the outstanding Voting Stock of the Company, HLI
                  Parent or HLI is reclassified into or exchanged for other Voting Stock of the Company, HLI Parent or HLI or for Voting Stock of the surviving Person, and

                           (b) the holders of the Voting Stock of the Company,
                  HLI Parent or HLI immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the Company, HLI Parent or HLI or the surviving Person immediately after such transaction and in substantially the same proportion as before the transaction; or

                  (3) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of, as relevant, the Company, HLI Parent or HLI (together with any new directors whose election or appointment by such board or whose nomination for election by the shareholders of, as relevant, the Company, HLI Parent or HLI, was approved by a vote of not less than a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the relevant board of directors then in office; or

                  (4) the shareholders of the Company, HLI Parent or HLI shall have approved any plan of liquidation or dissolution of the Company, HLI Parent or HLI, as applicable.

                  (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                  (j) "Committee" means the Compensation Committee of the Board, or such other committee established or designated by the Board to administer the Plan. Unless otherwise determined by the Board, the composition of the Committee shall at all times consist solely of persons who are (i) "Nonemployee Directors" as defined in Rule 16b-3 issued under the Exchange Act, and (ii) "outside directors" as defined in section 162(m) of the Code and shall further comply with any applicable regulations set forth in the listing standards of the NASDAQ Stock Market (or such other exchange or automated quotation system on which the Common Stock is then listed for trading).

                  (k) "Common Stock" means the common stock, par value $0.01 per share, of the Company.

                  (l) "Company" means Hayes Lemmerz International, Inc., a Delaware corporation.




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                  (m) "Disability" means (1) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

                  (n) "Dividend Equivalent" means a right granted under Section 8(g) to receive cash, Shares, or other property equal in value to dividends paid with respect to an Award of Restricted Stock Units.

                  (o) "Eligible Recipient" means an officer, director or key employee of the Company or of any Subsidiary.

                  (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (q) "Exercise Price" means the per Share price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                  (r) "Fair Market Value" as of a particular date shall mean the fair market value of a Share as determined by the Committee in its sole discretion; provided that, unless otherwise determined by the Committee, (i) if the Shares are admitted to trading on a national securities exchange, Fair Market Value of a Share on any date shall be the average of the highest and lowest trading prices reported for such Share on such exchange on the last date preceding such date on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, Fair Market Value of a Share on any date shall be the average of the highest and lowest trading prices reported for such Share on such system on the last date preceding such date on which a sale was reported, or (iii) if the Shares are admitted to quotation on the Nasdaq System but have not been designated as an NMS security, Fair Market Value of a Share on any date shall be the average of the highest bid and lowest asked prices of such Share on such system on the last date preceding such date on which both bid and ask prices were reported.

                  (s) "HLI" shall mean HLI Operating Company, Inc.

                  (t) "HLI Parent" shall mean HLI Parent Company, Inc.

                  (u) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

                  (v) "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.



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                  (w) "Option" means an Incentive Stock Option, a Nonqualified
Stock Option, or either or both of them, as the context requires, to acquire Shares granted pursuant to the Plan.

                  (x) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  (y) "Participant" means any Eligible Recipient selected by the Committee, pursuant to the Committee's authority in Section 3 hereof, to receive Awards. A Participant who receives the grant of an Option is sometimes referred to herein as an "Optionee."

                  (z) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  (aa) "Plan" means this Hayes Lemmerz International, Inc. Long Term Incentive Plan.

                  (bb) "Property" shall mean, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including capital stock in, and other securities of, any other Person.

                  (cc) "Restricted Stock" means shares of Common Stock granted pursuant to the terms of Section 8 of the Plan and which are subject to forfeiture and the restrictions as set forth in Section 8(d).

                  (dd) "Restricted Stock Units" means the right to receive in cash or Shares (as the Committee determines) the Fair Market Value of a Share of Company Stock granted pursuant to Section 8 hereof.

                  (ee) "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  (ff) "Shares" means shares of Common Stock and any successor security.

                  (gg) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock



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possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  (hh) "Ten Percent Owner" means an Eligible Recipient who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiary corporations.

                  (ii) "Voting Stock" shall mean all classes of capital stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  (jj) "Wholly Owned Subsidiary" shall mean, at any time, a Subsidiary all the Voting Stock of which (except directors' qualifying shares and other de minimis amounts of shares required to be issued to third parties pursuant to local law requirements, including the 100,000 shares of series A cumulative redeemable exchangeable preferred stock of HLI issued pursuant to the Plan of Reorganization of Hayes Lemmerz International, Inc. and outstanding on the date hereof) is at such time owned, directly or indirectly, by the Company and its other wholly owned subsidiaries.

                  SECTION 3. ADMINISTRATION.

                  (a) The Plan shall be administered by the Committee, which shall serve at the pleasure of the Board. Pursuant to the terms of the Plan, the Committee shall have the power and authority, without limitation:

                      (i) to select those Eligible Recipients who shall be Participants;

                      (ii) to determine whether and to what extent Options or Awards of Restricted Stock or Restricted Stock Units are to be granted hereunder to Participants;

                      (iii) to determine the number of Shares to be covered by each Award granted hereunder;

                      (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder;

                      (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options or Awards of Restricted Stock or Restricted Stock Units granted hereunder;



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                      (vi)    to adopt, alter and repeal such administrative
                              rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

                      (vii) to provide a mechanism by which Participants may defer compensation related to Restricted Stock Units granted hereunder and to select those Participants who shall be eligible to make such deferrals; and

                      (viii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan.

                  (b) The Committee may, in its sole discretion, without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable or vested, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (ii) accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Restricted Stock Unit or otherwise adjust any of the terms applicable to any such Award; provided that no action under this
Section 3(b) shall adversely affect any outstanding Award without the consent of the holder thereof.

                  (c) All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. The Plan and grants of Awards made pursuant to the Plan are intended, to the extent applicable, to satisfy the requirements of section 162(m) of the Code and grants of Awards under the Plan are intended, to the extent applicable, to be exempt under Rule 16b-3 under the Exchange Act and the Plan shall be interpreted in a manner consistent with the requirements thereof.

                  SECTION 4. SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.

                  (a) The total number of Shares reserved and available for issuance under the Plan shall be 3,734,554 Shares. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.



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                  (b) To the extent that (i) an Option expires or is otherwise cancelled or terminated without being exercised, (ii) any Shares subject to any award of Restricted Stock or Restricted Stock Units are forfeited, or (iii) any Shares are used to pay all or a portion of the Exercise Price of an Option or to satisfy any tax withholding obligations with respect to an Award, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

                  (c) The aggregate number of Shares with respect to which Awards may be granted to any individual Participant during any fiscal year shall not exceed one million (1,000,000) Shares.

                  SECTION 5. EQUITABLE ADJUSTMENTS; CHANGE IN CONTROL

                  (a) In the event of any Change in Capitalization, an equitable substitution or adjustment shall be made in (i) the aggregate number and/or kind of Shares or other securities reserved for issuance under the Plan, (ii) the kind, number and/or Exercise Price of Shares, securities or other property subject to outstanding Options granted under the Plan, and (iii) the kind, number and/or purchase price of Shares or other property subject to outstanding awards of Restricted Stock or Restricted Stock Units granted under the Plan, in each case as may be determined by the Committee, in its sole discretion. Such other equitable substitutions or adjustments shall be made to Awards as may be determined by the Committee to be necessary or appropriate, in its sole discretion.

                  (b) Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, in the event of a Change of Control, each then-outstanding Award shall become fully vested and, if applicable, exercisable as of the date of the Change of Control.

                  SECTION 6. ELIGIBILITY.

                  The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among Eligible Recipients. The Committee shall have the authority to grant to any Eligible Recipient Awards of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units or a combination of the foregoing.



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                  SECTION 7. OPTIONS.

                  (a) General. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. The provisions of Options need not be the same with respect to each Participant or grant of Options. Each Award Agreement shall set forth the Exercise Price of the Option, the term of the Option and any applicable provisions regarding exercisability and vesting of the Option granted thereunder. The Options granted under the Plan may be either Incentive Stock Options or Nonqualified Stock Options or a combination of the two. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in paragraphs (b)-(i) of this Section 7 and the Award Agreement may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall determine.

                  (b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Committee in its sole discretion at the time of grant and shall not be less than 100% of the Fair Market Value per Share on such date (110% of the Fair Market Value per Share on the date of grant if, on such date, the Eligible Recipient is a Ten Percent Owner and the Option is an Incentive Stock Option).

                  (c) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted. If the Eligible Recipient is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                  (d) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Committee and set forth in the Award Agreement. The Committee may also provide that Options shall become exercisable in installments, and the Committee may waive any such vesting provisions at any time, in whole or in part in its sole discretion. The Committee may provide at the time of grant or anytime thereafter, in its sole discretion, that any Option shall be exercisable with respect to Shares that are not vested, subject to such other terms and conditions as the Committee determines, including the requirement that the Optionee execute a Restricted Stock Award Agreement.

                  (e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, and any taxes due thereon in accordance with Section 10 hereof, as determined by the Committee. If approved by the Committee, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Committee, (ii) in the form of unrestricted Shares, which the Committee may require to have been owned by the Optionee for more than six months (valued at their Fair Market Value of the time of exercise), (iii) any other form of consideration approved by the Committee and permitted by applicable law or (iv) any combination of the foregoing.



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                  (f) Rights as Stockholder. An Optionee shall have no right to receive Shares or rights to dividends or any other rights of a stockholder with respect to the Shares subject to the Option until the Optionee has given written notice of exercise, has paid in full for such Shares, and has satisfied the requirements of Section 10 hereof.

                  (g) Nontransferability of Options. Except as permitted by the Committee, the Optionee shall not be permitted to sell, transfer, pledge or assign any Option other than by will and the laws of descent and distribution (including by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the Participant) and all Options shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative, in each case.

                  (h) Termination of Employment or Service. Unless otherwise provided in an Award Agreement or an employment agreement between the Participant and the Company or a Subsidiary, if an Optionee's employment with or service to the Company or with or to any Parent or Subsidiary terminates for any reason other than Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable for ninety days (six months in the case of termination by reason of death or Disability), or until such later date as is otherwise determined by the Committee thereafter, and (ii) Options granted to such Optionee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination. The 90-day period described in the preceding sentence (i) shall be extended to six months from the date of such termination in the event of the Optionee's death during such 90-day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term. Unless provided in an Award Agreement or in the Committee's discretion any time thereafter, in the event of the termination of an Optionee's employment or service for Cause, all outstanding Options granted to such Participant shall expire immediately upon such termination.

                  (i) Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.



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                  SECTION 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

                  (a) General. Awards of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. The Committee shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock and Restricted Stock Units shall be made; the number of Shares and/or Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; and the Restricted Period (as defined in Section 8(d)) applicable to awards of Restricted Stock and Restricted Stock Units. The provisions of the awards of Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant or grant of Restricted Stock or Restricted Stock Units.

                  (b) Purchase Price. The price per Share, if any, that a Participant must pay for Shares purchasable under an award of Restricted Stock shall be determined by the Committee in its sole discretion at the time of grant.

                  (c) Awards and Certificates. The prospective recipient of an Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Company, within such period as the Committee may specify after the award date. Each Participant who is granted an Award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award; provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

                  (d) Nontransferability. The Awards of Restricted Stock and Restricted Stock Units granted pursuant to this Section 8 shall be subject to the restrictions on transferability set forth in this paragraph (d). During such period as may be set by the Committee and set forth in the Award Agreement (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign shares of Restricted Stock or Restricted Stock Units awarded under the Plan except by will or the laws of descent and distribution; provided that the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine in its sole discretion. The Committee may also impose such other restrictions and conditions, including the achievement of preestablished corporate performance goals, on awarded Restricted Stock and Restricted Stock Units as it deems appropriate. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect.

                  (e) Rights as a Stockholder. Except as provided in Section 8(c) or 8(g) or as otherwise provided in an Award Agreement, the Participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such Awards of Restricted Stock except as the Committee, in



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its sole discretion, shall otherwise determine. A Participant who is awarded
Restricted Stock Units shall possess no incidents of ownership with respect to the Units.

                  (f) Termination of Employment. The rights of Participants granted Awards of Restricted Stock or Restricted Stock Units upon termination of employment or service as a director of the Company or of any Parent or of any Subsidiary for any reason during the Restricted Period shall be set forth in the Award Agreement governing such Awards.

                  (g) Dividend Equivalents. The Committee may grant Dividend Equivalents to Participants in respect of Awards of Restricted Stock Units. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided that, unless otherwise determined by the Committee, Dividend Equivalents shall be subject to all conditions and restrictions of the underlying Restricted Stock Units to which they relate.

                  SECTION 9. AMENDMENT AND TERMINATION.

                  The Board may amend, alter or discontinue the Plan, but, subject to Section 5, no amendment, alteration, or discontinuation shall be made that would materially impair the rights of a Participant under any Award theretofore granted without such Participant's consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company's stockholders for any amendment that would require such approval in order to satisfy the requirements of section 162(m) or 422 of the Code, stock exchange rules or other applicable law. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5, no such amendment shall impair the rights of any Participant without his or her consent.

                  SECTION 10. WITHHOLDING TAXES.

                  Whenever Shares are deliverable pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state, local and other withholding tax requirements related thereto. With the prior approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering already owned unrestricted Shares, in each case, having a value equal to the minimum amount of tax required to be withheld. Such Shares shall be valued at their Fair Market Value on the date upon which the Shares are received by the Company.

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                  SECTION 11. GENERAL PROVISIONS.

                  (a) Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed.

                  (b) All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                  (c) Neither the adoption of the Plan nor the granting of any Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time. The granting of one Award to an Eligible Recipient shall not entitle the Eligible Recipient to any additional grants of Awards thereafter.

                  (d) No fractional Shares shall be issued or delivered pursuant to the Plan.

                  (e) The provisions of the Plan and applicable Award Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Company and upon persons who acquire the right to exercise the Option granted pursuant to the Award Agreement by will or through the laws of descent and distribution.

                  (f) In the event any one or more of the provisions of the Plan or any Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.



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                  SECTION 12. EFFECTIVE DATE OF PLAN.

                  (a) The Plan has been approved by the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") in connection with the confirmation of the Modified First Amended Joint Plan of Reorganization of Hayes Lemmerz International, Inc. and Its Affiliated Debtors and Debtors in Possession, filed with the Bankruptcy Court on April 9, 2003 and in accordance with Section 303 of the Delaware General Corporation Law, such approval constitutes stockholder approval thereof. The Plan shall be effective as of the date of the Board approval.

                  SECTION 13. TERM OF PLAN.

                  No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards granted prior to such date shall remain in effect beyond that date in accordance with their terms.

                  SECTION 14. GOVERNING LAW.

                  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.


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                              [HAYES LEMMERZ LOGO]


                        Hayes Lemmerz International, Inc.
                             15300 Centennial Drive
                              Northville, MI 48167



Updated 7/23/2003
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